Dear Pax World Growth Fund Shareholder:

     In 1998, equity markets continued to charge ahead, albeit with considerable volatility. After a good first half, the popular averages had a sudden decline of over 20%. Many stocks lost 50% of their market value, and it appeared to some observers that a real bear market had begun. We saw it as simply a correction in an ongoing bull market, and the resulting sharp recovery confirmed our view and provided excellent returns. During the last three months of the year, the Fund gained 22.58%, ending the year as a whole up 15.22% (12.31% after deducting the 2.5% front-end load).

     In the year ahead, we expect the following developments to affect economies and investors alike: the launching of the Euro along with a strengthened European Monetary Union; continuing currency turmoil, as evidenced by the recent Brazilian devaluation and its impact on the rest of Latin America; the apparent economic slowdown in Europe; and the probable moderation of the rate of growth in the United States. We will keep an eye on all of these things, as well as the level of interest rates, but we remain cautiously optimistic for the year ahead.

     Underlying our recent success and our hope for even better results in the future is our adherence to the discipline of social responsibility that has been the cornerstone of the Pax World Fund Family since its inception. Our shareholders can be proud of the fact that investment performance and social responsibility can go hand in hand.

     We encourage as many shareholders as possible to attend the annual meeting at the State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, on Thursday, June 10, 1999.

     Sincerely,





     Laurence A. Shadek                                       Thomas W. Grant
     Chairman                                                 President



February 12, 1999

           QUESTIONS AND ANSWERS - ROBERT P. COLIN, PORTFOLIO MANAGER


Q.   WHAT FACTORS AFFECTED PAX WORLD GROWTH FUND'S PERFORMANCE DURING 1998?
A. The past year was a volatile one in the financial markets, notably during the late summer and early fall when the popular averages dropped 22% from their earlier highs. However, the Federal Reserve succeeded in restoring investor confidence with a "surprise" reduction in interest rates in mid-October and again in November. Share prices rebounded 20% - 25% during the fourth quarter and Pax World Growth Fund saw its net asset value rise 25.8% in that quarter. Our positions in technology issues, including Netscape Communications (which is in the process of being acquired by America Online), contributed to this strong performance at the end of the year.

Q.   DESCRIBE YOUR INVESTMENT STRATEGY FOR THE YEAR UNDER REVIEW.
A.   We had a two-fold strategy during 1998:

     1. To eliminate problem issues remaining from our start-up period (the second half of 1997) and balance those losses with some of the investment successes being achieved.
     2. With the help of positive cash flow through new subscriptions, build a core of growth stocks that will carry Fund performance into the new millennium which is now less than a year away.

     Based on the strong performance of the Fund during the final quarter of the year, it is our belief we are well on the way to creating that core of stocks. These companies generally occupy leading positions in industries that are growing at rates noticeably in excess of overall GDP growth.

Q. PLEASE GIVE US SOME EXAMPLES OF STOCKS OWNED BY THE GROWTH FUND THAT FIT THAT DEFINITION.
A. We have a significant position in the assisted living field with Sunrise Assisted Living, the largest company in this rapidly growing market. Other participations in consumer-related markets include cable TV (MediaOne), satellite television (Hughes Electronics which owns DirecTV) and the Internet (Netscape Communications/AOL). Moreover, the Fund has positions in many of the leading biotechnology companies whose major products have advanced therapies in such diverse medical fields as myocardial infarctions (heart attacks), gastrointestinal problems and chemotherapy-related applications.

     Pax World Growth Fund, as the name implies, seeks to invest in companies that have a global presence. Most, but not all, companies in the portfolio are active on a worldwide basis and a few companies -- such as Sony and Telefonos de Mexico -- are domiciled outside the U.S. Within socially responsible parameters, of course, we believe that shareholders will achieve greater returns from companies whose managements think and act on an international scale.

(PIE CHART)
ASSET ALLOCATION, 12/31/98
U.S. Common Stocks 75%
International Common Stocks 7%
Cash and Equivalents 18%

(PIE CHART)
SECURITY DIVERSIFICATION, 12/31/98
Medical and Health Care 27%
Technology 23%
Money Markets 14%
Consumer 14%
Financial 6%
Telecommunications 5%
Energy 4%
Industrial/Commercial 4%

PORTFOLIO HIGHLIGHTS, 12/31/98

KEY STATISTICS

Change in N.A.V. ($9.66
to $11.13).............................$1.47

12 Month Total Return*................15.22%

Net Increase in Net Assets
Resulting from
Operations......................$1.4 million

Total Net
Assets.........................$12.4 million

*Figures for the Pax World Growth Fund include the effects of the maximum 2.5% sales charge.

TEN LARGEST STOCK HOLDINGS

                                  PERCENT OF
COMPANY                           NET ASSETS

Netscape Communications Corp............4.9%
Unum Corp. .............................4.7%
Genentech Inc...........................4.5%
Amgen Inc...............................4.2%
Sunrise Assisted Living Inc. ...........4.2%
MediaOne Group Inc......................3.8%
Centocor Inc. ..........................3.6%
Airborne Freight........................3.5%
Network Associates Inc..................3.2%
GM Hughes Electronics.................. 3.2%
                                       -----
TOTAL..................................39.8%
                                       -----

ANNUAL MEETING OF SHAREHOLDERS

     An Annual Meeting of the Shareholders of the Fund was held at 9:45 a.m. on Thursday, June 11, 1998 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

     (A) to elect a Board of six Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

Carl H. Doerge, Jr.
   For:                          443,645.937
   Against:                        5,474.610
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

Thomas W. Grant
   For:                          439,599.313
   Against:                        9,521.234
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

John L.  Kidde
   For:                          446,707.308
   Against:                        2,413.239
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

Joy L. Liechty
   For:                          440,399.526
   Against:                        8,721.021
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

Laurence A. Shadek
   For:                          441,749.858
   Against:                        7,370.689
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

Nancy S. Taylor
   For:                          446,430.613
   Against:                        2,689.934
   Abstain:                            0.000
   Broker Non-Votes:                   0.000

(constituting all of the members of the Board of Directors of the Fund);

     (B) to ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 1998:

                  For:                          431,266.765
                  Against:                          758.756
                  Abstain                        17,095.026
                  Broker Non-Votes:                   0.000

     (C) to approve certain changes to the Fund's fundamental investment policies so as to permit the Fund to invest in the Pax World Money Market Fund,
Inc.:

                  For:                          404,830.583
                  Against:                        5,465.524
                  Abstain:                       28,945.440
                  Broker Non-Votes:               9,879.000

     (D) to transact such other business as may properly come before such annual meeting or any adjournment thereof:

                  For:                          422,281.651
                  Against:                        6,342.485
                  Abstain:                       20,496.411
                  Broker Non-Votes                    0.000


                                       PAX WORLD GROWTH FUND, INC.
                                         SCHEDULE OF INVESTMENTS
                                            December 31, 1998

                                                           NUMBER OF                         PERCENT OF
NAME OF ISSUER AND TITLE OF ISSUE                           SHARES             VALUE         NET ASSETS

             COMMON STOCKS

BIO-TECHNOLOGY
   Amgen, Inc........................................          5,000       $     522,812
   BioChem Pharmaceuticals, Inc. ....................          5,000             143,125
   Centocor, Inc. ...................................         10,000             451,250
   Chiron Corp. .....................................         10,000             261,875
   Genentech, Inc. ..................................          7,000             557,813
                                                                           -------------
                                                                               1,936,875        15.6%
                                                                           -------------

CONSUMER PRODUCTS AND SERVICES
   Crestline Capital Corp. ..........................          2,000              29,250
   General Nutrition Co., Inc. ......................         10,000             162,500
   Host Marriott Corp. ..............................         20,000             276,250
   MediaOne Group, Inc...............................         10,000             470,000
   PETsMART, Inc.....................................         15,000             165,000
   Sony Corp. ADR....................................          5,000             358,750
   Sylvan Learning Systems, Inc. ....................         10,000             305,000
                                                                           -------------
                                                                               1,766,750        14.3
                                                                           -------------

DATA/NETWORK PRODUCTS AND SERVICES
   AVT Corp. ........................................         10,000             290,000
   Netscape Communications Corp.  ...................         10,000             607,500
   Network Associates Inc. ..........................          6,000             397,500
   Tellabs, Inc......................................          3,000             205,688
                                                                           -------------
                                                                               1,500,688        12.1
                                                                           -------------

ELECTRONIC SYSTEMS AND SERVICES
   Electro Scientific Industries, Inc. ..............          5,000             226,562
   Robotic Vision Systems, Inc.  ....................         20,000              56,250
   Sanmina Corp.  ...................................          5,000             312,500
   Symbol Technologies, Inc..........................          5,000             319,688
                                                                           -------------
                                                                                 915,000         7.4
                                                                           -------------

ENERGY
   Baker Hughes, Inc. ...............................          7,770             137,432
   EEX Corp.  .......................................         10,000              70,000
   Enron Corp.   ....................................          5,000             285,313
   R&B Falcon Corp...................................          5,000              38,125
                                                                           -------------
                                                                                 530,870         4.3
                                                                           -------------

PAX WORLD GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS, CONTINUED

                                                         NUMBER  OF                         PERCENT  OF
NAME OF ISSUER AND TITLE OF ISSUE                          SHARES             VALUE         NET  ASSETS

               COMMON STOCKS, CONTINUED

FINANCIAL
   MONY Group, Inc. .................................         4,000        $     125,250
   Unum Corp.........................................        10,000              583,750
                                                                           -------------
                                                                                 709,000        5.7%

HEALTH CARE SERVICES
   HBO & Co. ........................................        10,000              286,875
   Sunrise Assisted Living, Inc......................        10,000              518,750
                                                                           -------------
                                                                                 805,625        6.5

INDUSTRIAL - COMMERCIAL
   Airborne Freight.................................         12,000              432,750        3.5
                                                                           -------------

MEDICAL DEVICES
   Steris Corp......................................         10,000              284,375        2.3
                                                                           -------------

PHARMACEUTICALS
   INCYTE Pharmaceuticals, Inc......................          7,500              280,312        2.3
                                                                           -------------

SATELLITE SYSTEMS
   GM Hughes Electronics............................         10,000              396,875        3.2
                                                                           -------------

TELECOMMUNICATIONS
   Nextel Communications, Inc........................        10,000              236,250
   Telefonos de Mexico "L" ADS.......................         7,500              365,156
                                                                           -------------
                                                                                 601,406        4.9
                                                                           -------------

     TOTAL COMMON STOCKS ............................                         10,160,526       82.1
                                                                           -------------    -------

           MONEY MARKET SHARES

Pax World Money Market Fund .........................     1,779,277            1,779,277       14.4
                                                                            ------------    -------

     TOTAL INVESTMENTS ..............................                         11,939,803       96.5

Cash, receivables and deferred costs less
   liabilities ......................................                            432,288        3.5
                                                                           -------------    -------

     NET ASSETS .....................................                      $  12,372,091      100.0%
                                                                           -------------    -------

SEE NOTES TO FINANCIAL STATEMENTS.


                                       PAX WORLD GROWTH FUND, INC.
                                   STATEMENT OF ASSETS AND LIABILITIES
                                            December 31, 1998

                                                 ASSETS

Investments, at value - note A
     Common stocks (cost - $8,898,780) .................................................     $10,160,526
     Pax World Money Market Fund (cost - $1,779,277) ...................................       1,779,277
                                                                                             -----------
                                                                                              11,939,803

Cash ...................................................................................         429,815

Receivables
     Dividends and interest ............................................................          22,930

Organization costs - note A ............................................................           3,500
Deferred offering costs - note A .......................................................          29,503
Deferred registration fees - note A ....................................................          15,058
                                                                                             -----------
         Total assets ..................................................................      12,440,609
                                                                                             -----------

                                               LIABILITIES

Payables
     Capital stock reacquired ..........................................................          19,005
     Organization costs, deferred offering costs and deferred registration fees
         payable to Adviser - note A ...................................................          48,061

Accrued expenses .......................................................................           1,452
                                                                                             -----------
         Total liabilities .............................................................          68,518
                                                                                             -----------

              Net assets (equivalent to $11.13 per share based on
                  1,111,771 shares of capital stock outstanding) - note E ..............     $12,372,091
                                                                                             -----------

              Net asset value and redemption price per share
                  ($12,372,091 / 1,111,771 shares outstanding) .........................     $   11.13
                                                                                             ---------

              Offering price per share .................................................     $   11.42
                                                                                             ---------

SEE NOTES TO FINANCIAL STATEMENTS.


                                      PAX WORLD GROWTH FUND, INC.
                                        STATEMENT OF OPERATIONS
                                      Year Ended December 31, 1998

Investment (loss)
     Income - note A
         Dividends
              Pax World Money Market Fund .............................    $     4,007
         Other investments ............................................         55,304     $    59,311
                                                                           -----------
         Interest .....................................................                         12,359
                                                                                           -----------
            Total income ..............................................                         71,670

     Expenses
         Investment advisory fee - note B .............................         69,558
         Distribution expenses - note D ...............................        129,787
         Legal fees and related expenses - note B .....................         56,264
         Custodian fees - note F ......................................         39,320
         Transfer agent fee ...........................................         38,334
         Printing and mailing .........................................         36,438
         Registration fees - note A ...................................         28,649
         Audit fees ...................................................         24,167
         Directors' fees and expenses - note B ........................         18,992
         Amortization of organization costs, deferred offering
              costs and deferred registration fees - note A ...........         13,732
         Other ........................................................          3,049
         State taxes ..................................................            720
                                                                           -----------
              Total expenses ..........................................        459,010

              Less: Fees paid indirectly - note F .....................         (9,834)
              Expenses assumed by Adviser - notes B and G .............       (328,347)
                                                                           -----------
                    Net expenses ......................................                        120,829
                                                                                           -----------

              Investment (loss), net ..................................                        (49,159)
                                                                                           -----------

Realized and unrealized gain on investments - note C
     Net realized gain on investments .................................                            192
     Unrealized appreciation of investments
         for the year .................................................                      1,481,290
                                                                                           -----------
              Net gain on investments .................................                      1,481,482
                                                                                           -----------

              Net increase in net assets resulting from operations ....                    $ 1,432,323
                                                                                           -----------

SEE NOTES TO FINANCIAL STATEMENTS.


                                      PAX WORLD GROWTH FUND, INC.
                                   STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Period
                                                                                        March 12, 1997
                                                                                         (the date of
                                                                       Year Ended      incorporation) to
                                                                      December 31,        December 31,
                                                                          1998                1997
                                                                      ------------        ------------
Increase in net assets
     Operations
         Investment (loss), net ...............................       $    (49,159)       $     (6,313)
         Net realized gain on investments .....................                192                  45
         Change in unrealized appreciation
              (depreciation) of investments
               for the period .................................          1,481,290            (219,544)
                                                                      ------------        ------------
              Net increase (decrease) in net assets
                  resulting from operations ...................          1,432,323            (225,812)
     Capital share transactions - note E ......................          6,334,540           4,831,040
                                                                      ------------        ------------
              Net increase in net assets ......................          7,766,863           4,605,228

Net assets
     Beginning of period ......................................          4,605,228                  --
                                                                      ------------        ------------
     End of period (net of accumulated investment
         loss, net: $55,472 and $6,313,
         respectively) ........................................       $ 12,372,091        $  4,605,228
                                                                      ------------        ------------

SEE NOTES TO FINANCIAL STATEMENTS.

                           PAX WORLD GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Pax World Growth Fund, Inc. ("Fund"), incorporated in Delaware on March 12, 1997, is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on June 9, 1997 with the issuance of 10,000 shares of capital stock to Pax World Management Corp., the Fund's Adviser ("Adviser"). Investment operations commenced July 9, 1997.

     The Fund's policy is to invest in securities of companies producing goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products. Its investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

VALUATION OF INVESTMENTS

     Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system are valued using quotations obtained from the market maker where the security is traded most extensively. Shares in money market funds are valued at $1 per share.

INVESTMENT TRANSACTIONS

     Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses are determined on the identified cost basis, which is also used for Federal income tax purposes.

INVESTMENT INCOME

     Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

ORGANIZATION COSTS

     Costs incurred in connection with the organization of the Fund ($5,000) were paid by the Adviser. These costs were capitalized and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Fund. The costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $1,000 for the year ended December 31, 1998 is included on the statement of operations. Reference is made to note G.

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED


DEFERRED OFFERING COSTS

     Costs incurred in connection with the initial offering of the Fund's shares ($42,148) were paid by the Adviser. These costs were capitalized by the Fund and are being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Fund. These costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $8,430 for the year ended December 31, 1998 is included on the statement of operations. Reference is made to note G.

DEFERRED REGISTRATION FEES

     Initial state registration fees were paid by the Adviser. The portion of the fees incurred for the initial registration of the Fund with the 50 states and the Commonwealth of Puerto Rico ($21,511), as distinguished from the portion which represents the recurring, annual fee, was capitalized by the Fund and is being amortized on a straight-line basis over 60 months from July 9, 1997, the date investment operations commenced; a corresponding payable to the Adviser was recorded by the Fund. These costs will be repaid to the Adviser in accordance with the amortization schedule. Amortization expense of $4,302 for the year ended December 31, 1998 is included on the statement of operations. Reference is made to note G.

     All recurring, annual fees are included on the statement of operations.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by U.S. Government agencies and instrumentalities (other than the U.S. Treasury) in an amount at least equal to the purchase price of the underlying securities
(including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund has not experienced any such losses. There were no repurchase agreements outstanding at December 31, 1998.

FEDERAL INCOME TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.
Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders, if any, are recorded by the Fund on the ex-dividend dates. There were no distributions made in either 1998 or 1997 because (1) there was a net investment loss for both 1998 and the period July 9, 1997 to December 31, 1997 and (2) capital gains for the same periods were $192 and $45, respectively.

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED

ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE B - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser furnishes investment advisory services in connection with the management of the Fund. Under the Agreement, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. In the event that the average net assets of the Fund are less than $5,000,000, the Adviser will be compensated by the Fund for its services at an annual rate of $25,000; in the event that average net assets of the Fund are equal to or in excess of $5,000,000, the annual investment advisory fee will be 1% of its average daily net assets on the first $25,000,000 and 3/4% of its average daily net assets in excess of that amount. Two officers, who are also directors of the Fund, are also officers and directors of the Adviser and H.G. Wellington Capital
Management, a division of H.G. Wellington & Co., Inc. ("Sub-Adviser"). Another officer of the Fund, who is not a director of the Fund, is also an officer and director of the Adviser. Two other officers of the Fund, who are not directors of the Fund, are also officers of the Adviser.

     The Adviser has agreed to supply and pay for such services as are deemed by the Board of Directors of the Fund to be necessary or desirable and proper for the continuous operations of the Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of 1.5% of the average daily net asset value of the Fund per annum. Such expenses include (i) management, distribution and sub-advisory fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Fund's Custodian and Transfer Agent; (iv) the fees of the Fund's legal counsel and independent accountants; (v) the reimbursement of organization expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser was required to supply and assume a total of $286,966 and $159,152, respectively, for such services for 1998 and the period March 12, 1997 (the date of incorporation) to December 31, 1997. Additionally, the Adviser assumed, on a voluntary basis, expenses of $41,381 and $17,121, respectively, for 1998 and the period March 12, 1997 (the date of incorporation) to December 31, 1997. Reference is made to note G.

     Pursuant to the terms of a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser furnishes investment advisory services in connection with the management of the Fund, determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Sub-Adviser is compensated by the Adviser without reimbursement from the Fund.

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED

     All Directors are paid by the Fund for attendance at directors' meetings.

     During 1998, the Fund incurred legal fees and related expenses of $56,264 with Bresler Goodman & Unterman, LLP, general counsel for the Fund. Mr. Lee Unterman, a partner with that firm, is Secretary of the Fund.

     All of the Adviser's capital stock is currently owned by four siblings whose family has an ownership interest in the Sub-Adviser, which is a division of the brokerage firm which the Fund utilizes to execute security transactions. Brokerage commissions paid to this firm during 1998 and the period July 9, 1997 (the date investment operations commenced) to December 31, 1997 totaled $20,799 and $7,700, respectively (31.1% and 30.9% of total commissions for the respective periods).

     At the June 11, 1998 Annual Meeting, the shareholders approved changes to the Fund's investment policies to permit the Fund to invest in the Pax World Money Market Fund, which is also managed by the Adviser.


NOTE C - INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of investments, excluding short-term investments, aggregated $11,659,977 and $6,965,615, respectively, for 1998. There were no U.S. Government agency bonds purchased or sold during the period.

     Net realized gain or loss on sales of investments is determined on the basis of identified cost. If determined on an average cost basis, the net realized gain for 1998 would have been approximately the same.

     For Federal income tax purposes, the identified cost of investments owned at December 31, 1998 was $10,678,057. Gross unrealized appreciation and depreciation of investments aggregated $1,941,891 and $680,145, respectively, at December 31, 1998, resulting in net unrealized appreciation of $1,261,746.


NOTE D - DISTRIBUTION EXPENSES

     The Fund maintains a distribution expense plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, pursuant to which the Fund incurs the expenses of distributing the Fund's shares. These expenses include (but are not limited to) advertising expenses, the cost of printing and mailing prospectuses to potential investors, commissions and account servicing fees paid to, or on account of, broker-dealers or certain financial institutions which have entered into agreements with the Fund, compensation to and expenses incurred by officers, directors and/or employees of the Fund for their distributional services and indirect and overhead costs associated with the sale of Fund shares (including, but not limited to, travel and telephone expenses). The Plan provides that (i) up to twenty-five one hundredths of one percent (.25%) of the average daily net assets of the Fund per annum may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25%) may not exceed thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund per annum. The Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or
(b) the vote of the holders of a majority of the outstanding shares of the Fund. If the Plan is terminated, the payment of fees to third parties would be discontinued at that time.

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED



NOTE E - CAPITAL AND RELATED TRANSACTIONS

     Transactions in capital stock were as follows:

                                                        Period June 9, 1997
                                                        (the date operations
                               Year Ended                    commenced) to
                            December 31, 1998              December 31, 1997
                       --------------------------    --------------------------
                          Shares        Dollars         Shares        Dollars
                       -----------    -----------    -----------    -----------

Shares sold ........       772,823    $ 7,699,550        482,291    $ 4,885,876

Shares redeemed ....      (137,836)    (1,365,010)        (5,507)       (54,836)
                       -----------    -----------    -----------    -----------

Net increase .......       634,987    $ 6,334,540        476,784    $ 4,831,040
                       -----------    -----------    -----------    -----------

The components of net assets at December 31, 1998, are as follows:

Paid-in capital (25,000,000 shares of $1 par value authorized) .   $ 11,165,580
Accumulated net investment (loss) ..............................        (55,472)
Undistributed capital gains ....................................            237
Net unrealized appreciation of investments .....................      1,261,746
                                                                   ------------

    Net assets .................................................   $ 12,372,091
                                                                   ------------

NOTE F - CUSTODIAN BANK AND CUSTODIAN FEES

     State Street Bank and Trust Company is the custodian bank for the Fund's assets. The custodian fees charged by the bank are reduced, pursuant to an expense offset arrangement, by an earnings credit which is based upon the average cash balances maintained at the bank. If the Fund did not have such an offset arrangement, it could have invested the amount of the offset in an income-producing asset.


NOTE G - EXPENSES ASSUMED BY ADVISER

     The Adviser has assumed certain expenses incurred by the Fund, some in accordance with the Advisory Agreement (note B) and others on a voluntary basis, as follows:

PAX WORLD GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS, CONTINUED

Expenses assumed by the Adviser in accordance with the Advisory Agreement,
  including amortization of the organization costs for the period ($1,000)   $286,966

Expenses assumed by the Adviser on a voluntary basis

   Recurring registration fees ...........................................     28,649
   Amortization of deferred offering costs ...............................      8,430
   Amortization of deferred registration fees ............................      4,302
                                                                             --------

   Total expenses assumed by Adviser .....................................   $328,347
                                                                             --------

     The expenses assumed on a voluntary basis had the effect of reducing the ratio of net expenses (after subtracting the expenses assumed by the Adviser in accordance with the Advisory Agreement) to average net assets from 2.00% to 1.49% for 1998. (The ratio of total expenses to average net assets which is required disclosure in the financial highlights is based upon total expenses for the year after subtracting the expenses assumed by the Adviser but before the reduction of custodian fees for the income earned pursuant to an expense offset arrangement. This ratio is 1.62% for 1998.)

Reference is made to notes A and B.


NOTE H - YEAR 2000 (Unaudited)

     State Street Bank and Trust Company (the custodian), PFPC, Inc. (the transfer agent) and the Adviser all currently use a wide variety of computer programs and devices which represent the calendar year portion of dates by their last two digits. These programs and devices are critical to the Fund's operations. Calculations performed with these truncated date fields may not work properly with dates from 2000 and beyond.

     These entities are in the process of executing detailed plans to modify or replace significant applications as necessary to ensure Year 2000 compliance. All necessary systems modifications and testing are expected to be completed by mid-1999. The Fund does not expect to incur any costs relating to the year 2000 conversion.

                              FINANCIAL HIGHLIGHTS

     The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

1.   PER SHARE COMPONENTS OF THE NET CHANGE DURING THE PERIOD IN NET ASSET VALUE
     (BASED UPON AVERAGE NUMBER OF SHARES OUTSTANDING).

                                                                       Period June 9, 1997
                                                                      (the date operations
                                                         Year Ended      commenced) to
                                                      December 31, 1998 December 31, 1997
                                                      ----------------- -----------------
   Net asset value, beginning of period ..............   $      9.66      $      10.00
                                                         -----------      ------------

      Gain (loss) from investment operations
         Investment (loss), net ......................          (.04)             (.01)
         Realized and unrealized gain (loss) on
            investments, net .........................          1.51              (.33)
                                                         -----------      ------------
               Gain (loss) from investment operations           1.47              (.34)
                                                         -----------      ------------

   Net asset value, end of period ....................   $     11.13      $       9.66
                                                         -----------      ------------

2.  TOTAL RETURN .....................................         15.22%            (3.40)%

3.  RATIOS AND SUPPLEMENTAL DATA

      Ratio of total expenses to average net
         assets (A)(B) ...............................          1.62%             1.49%

      Ratio of investment (loss), net, to average net
         assets (A) ..................................          (.61)%            (.56)%

      Portfolio turnover rate ........................         96.72%            50.79%

      Net assets, end of period ('000s) .............    $    12,372      $      4,605

      Number of capital shares outstanding, end
         of period ('000s) ...........................         1,112               477

   (A) These ratios for the period ended December 31, 1997 have been annualized.
   (B) Total expenses, net of expenses assumed by the Adviser.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
Pax World Growth Fund, Inc.


     We have audited the statement of assets and liabilities of Pax World Growth Fund, Inc., including the schedule of investments, at December 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights, both for the year then ended and the period March 12, 1997 (the date of incorporation) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Growth Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights, both for the year then ended and the period March 12, 1997 (the date of incorporation) to December 31, 1997, in conformity with generally accepted accounting principles.


/s/ PANNELL KERR FORSTER  P.C.

January 19, 1999